Exhibit 99.1

Wright Express Completes Acquisition of Fleet One

SOUTH PORTLAND, Maine--(BUSINESS WIRE)--October 4, 2012--Wright Express Corporation (NYSE: WXS), a leading provider of value-based, business payment processing and information management solutions, announced today the completion of its acquisition of Fleet One after receiving the required regulatory approval from all government authorities. Fleet One is now a wholly-owned subsidiary of Wright Express.

“Today marks day one for our combined company,” said Michael Dubyak, Wright Express’ chairman, president and chief executive officer. “Fleet One’s strong over-the-road business rounds out our product capabilities to better serve our mixed fleet and co-branded customers, and also accelerates acceptance in Canada. Their local fleet and private label business complements our core fleet business and further builds upon Wright Express’ Americas fleet business, a core tenet of our multi-pronged growth strategy. Fleet One is a great addition to Wright Express, and I’m excited by the new opportunities this acquisition affords our combined entities.”

Wright Express announced on September 5, 2012, that it is acquiring Fleet One in an all cash transaction.

About Wright Express

Wright Express is a leading provider of value-based, business payment processing and information management solutions. The Company's fleet, corporate and prepaid payment solutions provide its more than 350,000 customers with unparalleled security and control across a wide spectrum of business sectors. The Company's operations include Wright Express Financial Services, Pacific Pride, rapid! PayCard, Wright Express Prepaid Cards Australia, Wright Express Fuel Cards Australia and CorporatePay Limited, England, as well as a majority equity position in UNIK S.A, a Brazilian company. Wright Express and its subsidiaries employ more than 900 associates in six countries. For more information about Wright Express, please visit wrightexpress.com.

Safe Harbor Statement/Forward Looking Statements

This press release contains forward-looking statements, including statements regarding: the impact of the Fleet One acquisition on the Company’s product capabilities and resulting impact on customers and growth strategy. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this news release, the words "may," "could," "anticipate," "plan," "continue," "project," "intend," "estimate," "believe," "expect," “see” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the effects of general economic conditions on fueling patterns and the commercial activity of fleets; the effects of the Company’s international business expansion and integration efforts and any failure of those efforts; the impact and range of credit losses; breaches of the Company’s technology systems and any resulting negative impact on our reputation, liability, or loss of relationships with customers or merchants; the Company’s failure to successfully integrate the businesses it has acquired; fuel price volatility; the Company’s failure to maintain or renew key agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking regulations impacting the Company’s industrial bank and the Company as the corporate parent; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; financial loss if the Company determines it necessary to unwind its derivative instrument position prior to the expiration of a contract; the incurrence of impairment charges if our assessment of the fair value of certain of our reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of the Company's Annual Report for the year ended December 31, 2011, filed on Form 10-K with the Securities and Exchange Commission on February 28, 2012 and the Company's subsequent periodic and current reports. The Company's forward-looking statements and these factors do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this news release and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

CONTACT:
News media contact:
Wright Express
Jessica Roy, 207-523-6763
Jessica_Roy@wrightexpress.com
or
Investor contact:
Wright Express
Michael E. Thomas, 207-523-6743
Michael_Thomas@wrightexpress.com